Exhibit 32.1
TAYLOR CAPITAL GROUP, INC.
Certification of Chief Executive Officer and Chief Financial Officer Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of Sarbanes-Oxley Act of 2002
Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned Chief Executive Officer and Chief Financial Officer of Taylor Capital Group, Inc. (the “Company”) hereby certify that:
(i) the accompanying Annual Report on Form 10-K of the Company for the annual period ended December 31, 2012 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and
(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 8, 2013	/s/ Mark A. Hoppe
Mark A. Hoppe President and Chief Executive Officer

Dated: March 8, 2013	/s/ Randall T. Conte
Randall T. Conte Chief Financial Officer

This certification accompanies this report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by Taylor Capital Group, Inc. for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section.  Further, this certification will not be deemed to be incorporated by reference into any filing by Taylor Capital Group, Inc. under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that Taylor Capital Group, Inc. specifically incorporates it by reference.
A signed original of this written statement required by Section 906, or another document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Taylor Capital Group, Inc. and will be retained by Taylor Capital Group, Inc. and furnished to the Securities and Exchange Commission or its Staff upon request.